THE TAIWAN FUND, INC. (THE ‘FUND’) MONTHLY INSIGHT	OCTOBER 31, 2013

IN BRIEF

Net asset value per share	US$21.31
Market price	US$19.02
Premium/(discount)	(10.75%)
Total net assets	US$175.2m
Market cap	US$156.4m

Source: State Street Bank and Trust Company.

At October 31, 2013		US$ return
	Fund* %	TAIEX Total Return Index† %
One month	5.9	4.1
Three months	10.1	7.3
One year	28.4	20.7
Three years % pa	6.1	5.7

Returns are annualized, except for periods of less than one year.

*	Source: State Street Bank and Trust Company.
NAV performance.

†	Source: TWSE.

Past performance is not a guide to future returns.

FUND MANAGERS

Wong Kok Hoi	James Liu
MANAGER’S COMMENTARY

The TAIEX  Total Return Index closed  up 4.1% in US dollar  terms  at 8,450 in October, bringing its year-to-date gains  to 11.7%.

After a month of bidding, the Taiwan 4G license auction was completed on October 31, 2013. Due to robust competition between the four incumbent players (Chunghwa, Taiwan Mobile, Far EasTone, Asia-Pacific Telecom) and two new entrants (Hon Hai and Ting Hsing), the eventual selling price of NT$118.7 billion exceeded the reserve amount by 231%. As the bidding intensified during the month, telecom operators’ share prices dropped. The Fund has an exposure to mobile operator Far EasTone Telecom (FET) through parent Far Eastern New Century (40% equity stake). At one point, FET’s share price dropped by 17%, but the outlook for our holding remains positive for a couple of reasons.

Firstly, the new entrants won only unattractive parts of the 4G mobile spectrum, where 4G services are unlikely to begin until 2017 due to a lack of base stations, high interconnection costs, a lack of handsets for popular phones like the iPhone, and difficulty in offering voice functionality. Secondly, the regulator has indicated that it won’t set a pricing cap, and will allow tiered pricing – previously a major concern.

On this basis, we believe the incumbent operators – who collectively avoided a 3G price war – stand a good chance of getting a reasonable return on their capital. Given FET’s strong net-cash balance sheet, the current low Taiwan interest rates and high dividend yield, we believe FET will continue to contribute good profit and dividends to its parent company after the 4G rollout, which we believe the market will come to appreciate.

MONTHLY INSIGHT

INVESTMENT REVIEW

The Fund’s net asset value rose 5.9% in US dollar terms over the month. Among the Fund’s best performers were Taiwan Tea, Taiflex Scientific, and Advantech.

Taiwan Tea performed strongly as September sales grew 25% year on year. The company also continues to profit from the disposal of over 3,475 acres of agricultural farmland across Taiwan.

Taiflex Scientific, which makes electronic components used in smartphones, tablet PCs and solar panels, did well on the back of strong demand for solar backsheets in China and electronics materials. The company is also set to benefit from a government subsidy program in China to boost solar installation in the country.

Elsewhere, the industrial-PC maker Advantech remains on track to post higher-than-expected revenue and profit in the second half of the year.

On the other side, key detractors from the Fund’s return included Taiwan High Speed Rail, Yem Chio, which manufactures and distributes packing materials, and First Steamship, the shipping company and department-store chain.

Taiwan High Speed Rail’s share price retreated slightly in October, after rising the previous month on news that the transportation ministry had approved a 9.6% hike in fares. Longer term, we think the business will profit from increasing numbers of people moving to the suburbs: the expansion of train stations and potential lease extensions will enhance its earnings and reduce depreciation expense going forward.

Yem Chio’s share price was relatively flat in October, having risen 32% year to date by the end of September. The company is still attractive, given the recovering demand in both the United States and China for its consumer plastic film. In addition, its expansion into other businesses, such as acrylic acid, will come on stream in the next year; its valuation, on a forward price/earnings (P/E) ratio of 11x estimated 2014 earnings, is also attractive.

First Steamship’s share price stayed relatively flat in October, with continuing negative market sentiment regarding China’s department stores. However, we believe its subsidiary Grand Ocean Retail’s good tier-2 city locations, the closure of three underperforming stores this year, and the upgrading of its older department stores into lifestyle destinations will have a positive impact on store traffic and margins. As a result of these efforts, its second-quarter same-store sales growth of 7.8% improved on the first-quarter figure of 4.1%. Trading at a price/book-value ratio of 0.7x, First Steamship’s valuation is cheap in our view.

In terms of portfolio activity, we bought two new holdings during the month: Wowprime and Sinmag.

Wowprime is the largest restaurant chain in Taiwan. We also believe it is one of the best-managed restaurant businesses in Asia, with a high 35% return on equity and strong net-cash balance sheet. The company is in the early stages of expanding into China, where we believe it has an excellent chance of establishing itself as a leading player with a multi-year growth path ahead.

Sinmag is a leading manufacturer of bakery equipment in China, with 30% market share for coffee shops, retail bakeries and supermarkets. It is a major beneficiary of the long-term growth of bakery chains, coffee shops and bread consumption in China.

With regard to sales, we exited the holding in the clothing manufacturer Makalot. While the company has had good order flows coming in from US, Japanese and European clients as a result of its cost-competitive plants and lowered tariffs (especially in Cambodia), we are concerned that rising wages in Indonesia and costs associated with its new Vietnam textile operation will weigh on earnings going into 2014. The company’s share price has risen 88% year to date and, at 21x 2013 earnings, is above our fair-value estimate. This is a good business, however, and there is a possibility that we may reconsider an investment again should valuations go down, or prior to 2015, ahead of Vietnam potentially signing a free-trade agreement with the United States which would include apparel.

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.
Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

October 31, 2013
Shares outstanding	8,221,259
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc.

Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ RETURNS)
(US$ returns)	NAV %	Market price %
One month	5.9	6.2
Three months	10.1	10.5
Three years % pa	6.1	5.0

Returns are annualized, except for periods of less than one year.
Source: State Street Bank and Trust Company.

Past performance is not a guide to future returns.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Electronics	34.0	48.1
Construction	12.1	2.1
Wholesale and retail	10.8	5.2
Healthcare	9.7	—
Electric and machinery	5.5	1.6
Others	4.1	3.4
Transportation	4.0	1.8
Plastics	3.7	7.5
Finance	3.7	14.4
Textiles	2.9	2.2
Tourism	1.1	0.6
Industrials	0.9	—
Steel and iron	—	2.5
Chemicals	—	2.3
Foods	—	2.0
Automobile	—	2.0
Rubber	—	1.8
Cement	—	1.4
Electrical appliance and cable	—	0.4
Glass and ceramics	—	0.4
Paper and pulp	—	0.3
Other assets and liabilities, net	7.5	—

*	Source: State Street Bank and Trust Company.
†	Source: TWSE.

15 LARGEST HOLDINGS*

64.5% of holdings	Sector	% of net assets
WT Microelectronics	Electronics	7.5
Yungshin Global Holding	Healthcare	6.8
Taiwan Semiconductor Manufacturing	Electronics	5.6
Advantech	Electronics	4.9
Yungtay Engineering	Electric and machinery	4.7
Aurora	Electronics	4.4
Mercuries & Associates	Wholesale and retail	4.2
Taiflex Scientific	Electronics	4.1
Taiwan Tea	Wholesale and retail	3.9
Yem Chio	Plastics	3.7
PC Home Online	Electronics	3.5
Far Eastern New Century	Textiles	2.9
Pacific Hospital Supply	Healthcare	2.9
Test-Rite International	Wholesale and retail	2.7
Goldsun Development & Construction	Construction	2.7

*	Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ returns at October 31, 2013)

	One month %	Three months %	Calendar year to date %	One year %	Three years % pa	Five years % pa	Ten years % pa	Since launch % pa
The Taiwan Fund, Inc.*	5.9	10.1	19.1	28.4	6.1	16.6	7.2	9.1
TAIEX Index†	4.0	6.4	8.5	17.3	2.1	14.3	4.9	8.6
TAIEX Total Return Index†	4.1	7.3	11.7	20.7	5.7	18.2	8.9	na
MSCI Taiwan Index†	4.5	7.1	9.9	18.9	5.7	16.4	6.4	na

Returns are annualized, except for periods of less than one year.
*
Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†	Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

Past performance is not a guide to future returns.

MONTHLY INSIGHT

PORTFOLIO IN FULL

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
ELECTRONICS					34.0
WT Microelectronics	3036 TT	35.1	10,901,900	13,024,615	7.5
Taiwan Semiconductor Manufacturing	2300 TT	109.5	2,626,000	9,787,335	5.6
Advantech	2395 TT	188.5	1,335,100	8,566,053	4.9
Aurora	2373 TT	61.4	3,669,000	7,667,816	4.4
Taiflex Scientific	8039 TT	61.0	3,452,821	7,169,015	4.1
PC Home Online	8044 TT	171.0	1,048,128	6,100,508	3.5
MPI	6223 TT	51.3	1,448,000	2,528,375	1.4
King Slide Works	2059 TT	260.0	285,000	2,522,167	1.4
Lumax International	6192 TT	75.0	844,000	2,154,564	1.2

CONSTRUCTION					12.1
Goldsun Development & Construction	2504 TT	12.2	11,314,980	4,679,352	2.7
King’s Town Construction	2524 TT	28.4	4,474,764	4,325,577	2.5
Acter	5536 TT	126.0	941,179	4,036,439	2.3
Taiwan Land Development	2841 TT	11.3	8,681,129	3,324,179	1.9
Hung Poo Real Estate Development	2536 TT	30.7	2,465,873	2,572,508	1.4
Good Friend International Holdings	912398 TT	9.9	6,990,000	2,348,280	1.3

WHOLESALE AND RETAIL					10.8
Mercuries & Associates	2905 TT	22.1	9,912,429	7,456,379	4.2
Taiwan Tea	2913 TT	24.2	8,231,000	6,765,896	3.9
Test-Rite International	2908 TT	22.9	6,075,260	4,725,053	2.7

HEALTHCARE					9.7
YungShin Global Holding	3705 TT	57.3	6,146,000	11,986,786	6.8
Pacific Hospital Supply	4126 TT	109.5	1,345,456	5,014,634	2.9

ELECTRIC AND MACHINERY					5.5
Yungtay Engineering	1507 TT	86.5	2,825,000	8,317,449	4.7
Tatung	2371 TT	8.2	4,770,897	1,323,468	0.8

OTHER					4.1
Ruentex Development	9945 TT	61.5	1,734,314	3,630,433	2.1
Taiwan Secom	9917 TT	71.2	728,000	1,764,278	1.0
Taiwan Sogo Shinkong Security	9925 TT	36.6	1,378,000	1,714,321	1.0

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
TRANSPORTATION					4.0
First Steamship	2601 TT	20.3	6,677,714	4,614,020	2.6
Taiwan High Speed Rail	2633 TT	5.5	12,597,600	2,358,338	1.4

FINANCE					3.7
Yuanta Financial Holding	2885 TT	16.0	6,321,000	3,442,400	1.9
Union Bank of Taiwan	2838 TT	10.8	8,523,207	3,118,654	1.8

PLASTICS					3.7
Yem Chio	4306 TT	22.4	8,396,106	6,401,497	3.7

TEXTILES					2.9
Far Eastern New Century	1402 TT	33.8	4,430,207	5,089,245	2.9

TOURISM					1.1
Wowprime	2727TT	487.0	117,000	1,939,414	1.1

INDUSTRIALS					0.9
Sinmag Equipment	1580TT	141.0	314,000	1,506,969	0.9

OTHER ASSETS AND LIABILITIES, NET				13,196,864	7.5

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of October 31, 2013.

INDEX DESCRIPTIONS

TAIEX Index
The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The Index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index
The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index
The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The Index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of October 31, 2013, it contained 107 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc. (‘MC Inc.’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc. is authorised and regulated by the Financial Conduct Authority (‘FCA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc. makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc. has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FCA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FCA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc., its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–
It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

–
Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

–
Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

–
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc. registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Conduct Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.